EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this amended Quarterly Report of First Quantum Ventures, Inc. (the  "Company")  on Form 10-Q for the quarter  ending September 30, 2007 as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the "Periodic Report"),  I, Emilio Jara,  Chief Executive Officer of the Company, certify,  pursuant to 18.U.S.C.  ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Periodic  Report fully  complies  with the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this amended Periodic Report fairly presents, in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: November 16, 2007	/s/ Emilio Jara
Emilio Jara
Chief Executive Officer and
Chief Financial Officer

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This  certification  accompanies  the  Report  pursuant  to  Section  906 of the Sarbanes-Oxley  Act of 2002 and  shall not be deemed  filed by the  Company  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906,  has been  provided to the Company and will be retained by the Company and furnished to the  Securities  and Exchange  Commission or its staff upon request.